================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 7, 2001
                                                          --------------

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-24891                   65-0405207
            --------                   ---------                 ------------
(State or other jurisdiction          Commission                (IRS Employer
     of incorporation)                File Number)           Identification No.)

              4400 PGA Boulevard
          Palm Beach Gardens, Florida                              33410
          ---------------------------                              -----
    (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (561) 624-4701
                                                           --------------

================================================================================

Item 5.  Other events.
         ------------

         The Registrant issued a press release on August 7, 2001 announcing its new stock ticker symbol, AAAB.


Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

         99                Press release announcing the new stock ticker symbol

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ADMIRALTY BANCORP, INC.
                                      ------------------------
                                       (Registrant)

Dated:   August 9, 2001               By: /s/ WARD KELLOGG
                                          --------------------------------------
                                          WARD KELLOGG
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press release announcing the                         5
                  new stock ticker symbol